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                                                                   Exhibit 23.2


                          Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Equity Residential Properties Trust for the registration of 1,262,264 common shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

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                                                          Date of Auditors'
                 Financial Statements                           Report                        Filing
-------------------------------------------------------------------------------------------------------------------
 Consolidated financial statements and schedule of         February 26, 1998          1997 Annual Report on Form
 Equity Residential Properties Trust at December 31,       except for Note 24,        10-K, as amended by Form
 1997 and 1996 and for the years then ended                as to which the date       10-K/A
                                                           is March 12, 1998

 Statement of Revenue and Certain Expenses of              April 30, 1998             Current Report on Form 8-K
 Sonterra at Foothill Ranch for the year ended                                        dated June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and Certain Expenses        April 30, 1998             Current Report on Form 8-K
 of the Lincoln Property Company Probable Properties                                  dated June 25, 1998
 for the year ended December 31, 1997

 Statement of Revenue and Certain Expenses of The          May 1, 1998                Current Report on Form 8-K
 Emerson Place Apartments for the year ended                                          dated June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and Certain Expenses        May 1, 1998                Current Report on Form 8-K
 of The Magnum Probable Properties for the year                                       dated June 25, 1998
 ended December 31, 1997

 Combined Statement of Revenue and Certain Expenses        May 29, 1998               Current Report on Form 8-K
 of the Frederick Probable Properties for the year                                    dated June 25, 1998
 ended December 31, 1997

 Statement of Revenue and Certain Expenses of Harbor       June 2, 1998               Current Report on Form 8-K
 Pointe for the year ended December 31, 1997                                          dated June 25, 1998

 Statement of Revenue and Certain Expenses of The          June 4, 1998               Current Report on Form 8-K
 Fairfield for the year ended December 31, 1997                                       dated June 25, 1998

 Combined Statement of Revenue and Certain Expenses        June 4, 1998               Current Report on Form 8-K
 of the Lakes at Vinings Apartments and Martins                                       dated June 25, 1998
 Landing Apartments Probable Properties for the year
 ended December 31, 1997
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
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-------------------------------------------------------------------------------------------------------------------
                                                          Date of Auditors'
                 Financial Statements                           Report                        Filing
-------------------------------------------------------------------------------------------------------------------
 Statement of Revenue and Certain Expenses of The          June 9, 1998               Current Report on Form 8-K
 Northridge Apartments for the year ended December                                    dated June 25, 1998
 31, 1997

 Combined Statement of Revenue and Certain Expenses        June 10, 1998              Current Report on Form 8-K
 of TCRS Properties for the year ended December 31,                                   dated June 25, 1998
 1997

 Statement of Revenue and Certain Expenses of the          June 11, 1998              Current Report on Form 8-K
 Portside Towers Apartments for the year ended                                        dated June 25, 1998
 December 31, 1997


 Statement of Revenue and Certain Expenses of The          June 11, 1998              Current Report on Form 8-K
 Coconut Palm Club Apartments for the year ended                                      dated June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and Certain Expenses        June 18, 1998              Current Report on Form 8-K
 of The Focus Group Properties for the year ended                                     dated June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and Certain Expenses        November 12, 1997          Current Report on Form 8-K,
 of the CAPREIT Acquired and Probable Properties for                                  as amended by Form 8-K/A
 the year ended December 31, 1996                                                     dated October 9, 1997

 Combined Statement of Revenue and Certain Expenses        August 15, 1997            Current Report on Form 8-K,
 of the Ameritech Pension Trust Probable Properties                                   dated September 17, 1997
 for the year ended December 31, 1996

 Combined Statement of Revenue and Certain Expenses        September 5, 1997          Current Report on Form 8-K
 of Paces on the Green and Paces Station for the                                      dated September 17, 1997
 year ended December 31, 1996

 Statement of Revenue and Certain Expenses of              July 17, 1997              Current Report on Form 8-K
 Cascade at Landmark for the year ended December 31,                                  dated August 15, 1997
 1996

 Statement of Revenue and Certain Expenses of Sabal        July 2, 1997               Current Report on Form 8-K
 Palm Club (formerly known as Post Crossing                                           dated August 15, 1997
 (Pompano)) for the year ended December 31, 1996

 Statement of Revenue and Certain Expenses of Wood         July 23, 1997              Current Report on Form 8-K
 Creek (Pleasant Hill) for the year ended December                                    dated August 15, 1997
 31, 1996

 Statement of Revenue and Certain Expenses of              July 25, 1997              Current Report on Form 8-K
 LaMirage for the year ended December 31, 1996                                        dated August 15, 1997
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
-------------------------------------------------------------------------------------------------------------------
                                                          Date of Auditors'
                 Financial Statements                           Report                        Filing
-------------------------------------------------------------------------------------------------------------------
 Statement of Revenue and Certain Expenses of              May 16, 1997               Current Report on Form 8-K
 Harborview for the year ended December 31, 1996                                      dated May 20, 1997

 Statement of Revenue and Certain Expenses of Trails       May 6, 1997                Current Report on Form 8-K
 at Dominion for the year ended December 31, 1996                                     dated May 20, 1997

 Statement of Revenue and Certain Expenses of Rincon       May 7, 1997                Current Report on Form 8-K
 for the year ended December 31, 1996                                                 dated May 20, 1997

 Statement of Revenue and Certain Expenses of              May 12, 1997               Current Report on Form 8-K
 Waterford at the Lakes for the year ended December                                   dated May 20, 1997
 31, 1996

 Statement of Revenue and Certain Expenses of              May 16, 1997               Current Report on Form 8-K
 Lincoln Harbour for the year ended December 31,                                      dated May 20, 1997
 1996

 Combined Statement of Revenue and Certain Expenses        May 9, 1997                Current Report on Form 8-K
 of Knights Castle and Club at the Green for the                                      dated May 20, 1997
 year ended December 31, 1996

 Combined Statements of Revenue and Certain Expenses       March 25, 1997             Current Report on Form 8-K
 of the Zell/Merrill Properties for each of the                                       dated May 20, 1997
 three years in the period ended December 31, 1996

 Consolidated financial statements and schedule of         February 10, 1997          Joint Proxy Statement/
 Wellsford Residential Property Trust at December          except for Note 13,        Prospectus on Form S-4/A
 31, 1996 and 1995 and for each of the three years         as to which the date       dated April 25, 1997
 in the period ended December 31, 1996                     is February 28, 1997

 Consolidated financial statements and schedule of         January 31, 1997           Current Report on Form 8-K
 Evans Withycombe Residential, Inc. and subsidiaries                                  dated September 10, 1997
 at December 31, 1996 and 1995 and for each of the
 three years in the period ended December 31, 1996

                                                                                             /S/ ERNST & YOUNG LLP
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Chicago, Illinois
February 25, 1999